[GRAPHIC OMITTED]

                                MONTEAGLE FUNDS

                   AN IMPORTANT NOTICE TO SHAREHOLDERS OF THE

         MONTEAGLE FIXED INCOME FUND, MONTEAGLE LARGE CAP GROWTH FUND,
              MONTEAGLE VALUE FUND, MONTEAGLE SELECT VALUE FUND AND
                          MONTEAGLE QUALITY GROWTH FUND

                                DECEMBER 14, 2007


Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.


Q. WHAT ARE THE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON JANUARY 11, 2007?

A. Shareholders of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund, the Monteagle Value Fund, the Monteagle Select Value Fund and the Monteagle Quality Growth Fund (each a "Fund" and, collectively, the "Funds") are each being asked to approve an amendment to the management agreement applicable to their Fund.

The Board of Trustees of Monteagle Funds (the "Trust") recommends that you vote FOR this proposal. Please refer to the Proxy Statement for a detailed explanation of the proposal you are being asked to vote on.

Q. WHY IS A VOTE ON THE PROPOSED AMENDMENT TO THE MANAGEMENT AGREEMENT REQUIRED?

A. Nashville Capital Corporation ("Nashville Capital"), the investment adviser of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund and the Monteagle Value Fund, and Parkway Advisors, L.P. ("Parkway"), the investment adviser of the Monteagle Quality Growth Fund and the Monteagle Select Value Fund, are proposing that each Fund shall be responsible for and assume the obligation for payment of (1) its proportionate share of any costs of travel for non-interested Trustees of the Trust and costs associated with seminars, conventions or trade education for non-interested Trustees, and (2) 50% of the compensation amount approved by the Board of Trustees specifically for the services of the Trust's Chief Compliance Officer attributable to that Fund. These are expenses controlled by the Trustees, not Nashville Capital and Parkway. Nashville Capital and Parkway are currently responsible for and assume the obligation for payment of these amounts on behalf of each Fund, including 100% of the Chief Compliance Officer's compensation for services attributable to the Funds.

At a meeting held on October 30, 2007, the Board of Trustees approved the proposed amendment to the management agreement applicable to each Fund to take effect upon shareholder approval. Shareholders of each Fund are being asked to approve an amendment to the management agreement applicable to their Fund.

Q. HOW WILL THE PROPOSED AMENDMENT TO THE MANAGEMENT AGREEMENT AFFECT ME AS A SHAREHOLDER?

A. Your investment will not change as a result of the amendment. You will still own the same Fund shares and the value of your investment will not change as a result of the amendment. The amended management agreement, if approved by shareholders, will be with the same investment adviser and, except for the effective and termination dates and the changes proposed in the Proxy Statement discussed above, the terms of the amended management agreement are identical to the terms of the current management agreement. You will be paying more of your Fund's expenses if the proposed amendment is approved by shareholders than you are paying under the current management agreement.

Q. WILL THE MANAGEMENT FEE RATES BE THE SAME UPON THE APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT?

A. Yes, the management fee rates will remain the same.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE IN CONNECTION WITH THE PROPOSAL?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the approval of the proposal.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q. HOW CAN I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

Q. IF I SEND IN MY VOTING INSTRUCTIONS NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. Yes, you may change your vote at any time before the special meeting by sending a written revocation to the Assistant Secretary of the Monteagle Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q. WHOM SHOULD I CALL ABOUT ADDITIONAL INFORMATION RELATING TO THIS PROXY STATEMENT?

A. For additional information, please call Shareholder Services at 888-263-5593, or contact your financial adviser.

                           MONTEAGLE FIXED INCOME FUND

                         MONTEAGLE LARGE CAP GROWTH FUND

                              MONTEAGLE VALUE FUND

                          MONTEAGLE QUALITY GROWTH FUND

                           MONTEAGLE SELECT VALUE FUND



                A MESSAGE FROM THE FUNDS' CHIEF EXECUTIVE OFFICER

                                                               December 14, 2007

Dear Shareholder:

      I am writing to you to ask you to instruct your Fund as to how to vote on an important matter that affects your investment in the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund, the Monteagle Value Fund, the Monteagle Quality Growth Fund and the Monteagle Select Value Fund. You may provide your instructions by filling out and signing the enclosed proxy card.

      We are asking for your vote on the following proposal:

            To approve an amended management agreement between Monteagle Funds, Nashville Capital Corporation and Parkway Advisors, L.P.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
                                         ---
      Included in this booklet is information about the upcoming shareholders' meeting on January 11, 2008:

      o A Notice of a Special Meeting of Shareholders, which summarizes the proposal upon which you are being asked to vote; and

      o A Proxy Statement, which provides detailed information on the specific proposal to be considered at the special shareholders' meeting, and why the proposal is being made.

      We need your instructions and urge you to review the enclosed materials thoroughly. Once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card. A postage paid envelope is enclosed.

      Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations. Your vote is important to us.

      We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposal, please call Shareholder Services at 888-263-5593, or contact your financial adviser. Thank you for your continued support of the Monteagle Funds.

                                        Sincerely yours,

                                        /s/ CARL C. PETERSON

                                        Carl C. Peterson, President

                           MONTEAGLE FIXED INCOME FUND

                         MONTEAGLE LARGE CAP GROWTH FUND

                              MONTEAGLE VALUE FUND

                          MONTEAGLE QUALITY GROWTH FUND

                           MONTEAGLE SELECT VALUE FUND


                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

      This is the formal agenda for the Special Meeting of Shareholders of the Monteagle Funds (the "Meeting"). It tells you what proposal will be voted on and the time and place of the Meeting, in the event you choose to attend in person.

      To the Shareholders of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund, the Monteagle Value Fund, the Monteagle Quality Growth Fund and the Monteagle Select Value Fund (the "Funds"):

      The Meeting will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time, to consider the following proposal:

      TO APPROVE AN AMENDED MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND PARKWAY ADVISORS, L.P.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
                                         ---

      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Funds as of the close of business on December 3, 2007 (the "Record Date") are entitled to notice of, and to vote at the Meeting and at any adjournments or postponements thereof.

      In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the proposal. Any adjournment of the Meeting for the further solicitation of proxies as to the proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment.

                                           MONTEAGLE FUNDS
                                           By order of the Trustees,

                                           /s/ Paul B. Ordonio

December 14, 2007                          Paul B. Ordonio, Esq.
                                           Secretary

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                          MONTEAGLE FIXED INCOME FUND

                         MONTEAGLE LARGE CAP GROWTH FUND

                              MONTEAGLE VALUE FUND

                          MONTEAGLE QUALITY GROWTH FUND

                           MONTEAGLE SELECT VALUE FUND

                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246

                                 PROXY STATEMENT

                                DECEMBER 14, 2007

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Monteagle Funds (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund, the Monteagle Value Fund, the Monteagle Quality Growth Fund and the Monteagle Select Value Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust. The Meeting is to be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time.

      This Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about December 14, 2007. It explains concisely what you should know before voting on the proposal described in this Proxy Statement. Please read it carefully and keep it for future reference.

      The Meeting is being held to consider the following proposal and such other matters as may properly come before the Meeting or any adjournments thereof:

      TO APPROVE AN AMENDED MANAGEMENT AGREEMENT BETWEEN MONTEAGLE FUNDS, NASHVILLE CAPITAL CORPORATION AND PARKWAY ADVISORS, L.P.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

      Shareholders of record as of the close of business on December 3, 2007 are entitled to notice of and to vote at the Meeting.

                                    PROPOSAL:

                          AMENDED MANAGEMENT AGREEMENT


      Nashville Capital Corporation, the investment adviser of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund and the Monteagle Value Fund, and Parkway Advisors, L.P., the investment adviser of the Monteagle Quality Growth Fund and the Monteagle Select Value Fund, serve as investment advisers (each an "Adviser" and collectively, the "Advisers") to the Funds pursuant to a management agreement with the Trust (the "Original Agreement"). The Original Agreement was previously approved by shareholders of each Fund at a meeting held on June 28, 2006 in connection with a merger of the Monteagle Funds and the Memorial Funds and, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for amendments to the Agreement. The provisions of Section 11 of the Original Agreement covering amendments are:

      "(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund."

      The Advisers are proposing an amendment to the Original Agreement requiring that each Fund shall be responsible for and assume the obligation for payment of (a) its proportionate share of any costs of travel for Trustees of the Trust who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees") and costs associated with seminars, conventions or trade education for the Independent Trustees, and (b) 50% of the compensation amount approved by the Board of Trustees of the Trust (the "Board") specifically for the services of the Trust's Chief Compliance Officer (the "CCO") attributable to that Fund (the "Trustee Expenses and CCO Compensation"). The Advisers are currently responsible for and assume the obligation for payment of these amounts on behalf of the Funds, including 100% of the CCO's compensation for services attributable to the Funds.

      At a meeting held on October 30, 2007, the Board, including a majority of the Independent Trustees, approved an amendment to the Original Agreement and agreed to submit the Original Agreement, as amended (the "Amended Agreement") to shareholders for approval. As required by the 1940 Act, the Amended Agreement must be approved by a Fund's shareholders. If the proposal is approved by shareholders of a Fund, the Amended Agreement will modify applicable provisions of the Original Agreement with respect to that Fund. If the proposal is not approved by shareholders of a Fund, the Board will take such action as it deems to be in the best interests of that Fund.

COMPARISON OF ORIGINAL AGREEMENT AND AMENDED AGREEMENT

      The terms of the Amended Agreement, including the fees payable to the Adviser thereunder, are identical to those of the Original Agreement, except for the terms requiring the assumption by the Funds of the obligation to pay Trustee Expenses and CCO Compensation as discussed above and the effective and termination dates. Below is a comparison of certain terms of the Original Agreement to the terms of the Amended Agreement. A form of the Amended Agreement is attached as Exhibit A.

      MANAGEMENT SERVICES. The services to be provided by the Advisers to the Funds under the Amended Agreement will be identical to those services that were provided by the Advisers under the Original Agreement. Under the terms of both the Original Agreement and the Amended Agreement, the Advisers have the responsibility to manage the investment and reinvestment of the assets in each respective Fund. The Advisers make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Advisers make decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Advisers may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Advisers may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Advisers or their affiliates. The Advisers report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and also keep the Board informed of important developments affecting the Trust, the Funds, the Trust's subadvisers and the Advisers. The Advisers from time to time employ or associate with such persons as the Advisers believes to be particularly fitted to assist in the execution of the Advisers' duties hereunder, and the cost of performance of such duties is borne and paid by the Adviser. The Advisers maintain records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.

      The Advisers are also responsible for providing or, upon receipt of written approval of the Trust arranging for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:

      (1) accounting services and functions, including costs and expenses of any independent public accountants;

      (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Funds under federal, state and any other applicable laws and regulations;

      (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder accounts);

      (4)   custodian and depository services and functions;

      (5)   distribution, marketing, and/or underwriting services;

      (6)   independent pricing services;

      (7) preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds;

      (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by the Advisers under the Management Agreement between the Trust and the Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Funds accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of the Advisers;

      (9) Shareholder and Board communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Funds' shareholders;

      (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      EXPENSES. Under the terms of the Original Agreement, the Advisers are jointly and separately responsible for and assume the obligation for payment of all the expenses of the Funds except (i) advisory fees payable under the Management Agreement; (ii) costs of membership in trade associations, (iii) any expenses recouped by the Advisers; (iv) Securities and Exchange Commission registration fees and related expenses; (v) any fees of the Independent Trustees; (vi) brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short); (vii) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Funds; and (viii) extraordinary Trust or Fund expenses. Under the terms of the Amended Agreement, the Adviser will pay all the expenses of the Funds except for those listed in the preceding sentence and the Trustee Expenses and CCO Compensation.

Under the Amended Agreement, the Trust shall be responsible for and assume the obligation for payment of the Trustee Expenses and CCO Compensation. The Management Agreement with proposed amendments marked is attached to this Proxy Statement as Exhibit A. The amended provisions of the Management Agreement are, in pertinent part:

      "(c) The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Advisers; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (VI) COSTS OF TRAVEL FOR NON-INTERESTED TRUSTEES; (VII) COSTS ASSOCIATED WITH SEMINARS, CONVENTIONS OR TRADE EDUCATION FOR NON-INTERESTED TRUSTEES; (VIII) 50% OF THE COMPENSATION AMOUNT APPROVED BY THE TRUSTEES SPECIFICALLY FOR THE CHIEF COMPLIANCE OFFICER'S SERVICES FOR THE TRUST ATTRIBUTABLE TO THE FUNDS MANAGED BY THE ADVISER; AND (ix) any extraordinary Trust expenses.

      (d) The Advisers shall jointly and separately be responsible for and assume the obligation for payment of all of the Trust's expenses, including: (i) ...; (xiv) costs ASSOCIATED WITH THE PREPARATION OF MATERIALS FOR Board, Board committee, and other corporate meetings, EXCEPT FOR THOSE EXPENSES ASSUMED BY THE TRUST IN SECTION 4(C) OF THIS AGREEMENT; (xv) ...; (xvii) 50% OF THE COMPENSATION AMOUNT APPROVED BY TRUSTEES SPECIFICALLY FOR THE CHIEF COMPLIANCE OFFICER'S SERVICES FOR THE TRUST ATTRIBUTABLE TO THE FUNDS MANAGED BY THE ADVISER; AND (xviii) ... "

The Trust has been responsible for and has paid compensation to the Independent Trustees. This compensation is part of "other expenses" in Trust disclosure documents. This compensation is set by the Board of Trustees - interested and independent Trustees. Trustees expenses flagged in the proposed amendment are of the type under the exclusive control of the Independent Trustees. Expenses related to travel for regular meetings have been nominal due to the fact that all Trustees live in close proximity of the Trust's offices; and, since the current Trustees have been in office, only one meeting has been held in a location different than Trust offices. Independent Trustees have participated in training opportunities (conferences) sponsored by the Investment Company Institute ("ICI") and the ICI's Independent Directors Council ("IDC") to better understand their role as a trustee and the industry. Attendance at these conferences has been irregular. It is based on the individual Trustee's schedule. The changes/additions to the sub-section describing expenses to be absorbed by the Advisers related to Trustee meetings have been included to clarify the Advisers' responsibility for Trustee meeting expense.

The proposal to add language specifying that the Trust and the Advisers are responsible for "50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer's services for the Trust attributable to the Funds managed by the Adviser" has been included due to the Trust's CCO's (as opposed to the Advisers' and other service providers' CCO's) workload based on expansion of the Trust - that is, the number Funds and service providers involved. It also relates to the fact that Rule 38a-1 under the 1940 Act contains provisions to promote the independence of the Trust's CCO from management of the Trust/Funds - including that the CCO will serve at the pleasure of the Board, which can remove the CCO if it loses confidence in the CCO's effectiveness; that the Board (including a majority of the Independent Trustees) must approve the designation of the CCO and must approve the CCO's compensation; and that the Board (including a majority of the Independent Trustees) can remove the CCO at any time, and can prevent the Advisers or another service provider from doing so.


      PRO FORMA EXPENSE IMPACT

In order to illustrate the impact of the assumption of the Trustee Expenses and CCO Compensation under the Amended Agreement on the annual operating expenses of each of the Funds, pro forma Fund fee tables and expense examples are provided below. These fee tables and expense examples are designed to assist shareholders in evaluating the Proposal with respect to each of the Funds.

The pro forma amounts included under "Other Expenses" below include an estimated $10,000 in Trustee expenses to be incurred on an annual basis (allocated equally among the Funds in the amount of $2,000 per Fund) and annual CCO compensation of $5,000 per Fund (which equals 50% of the CCO compensation of $10,000 per Fund approved by the Board for the fiscal year ending August 31, 2008), for a total of $7,000 per Fund.

The expense examples that follow each fee table below are also intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return, that you reinvest all dividends and distributions and that the Fund operating costs remain the same (other than the assumption of the Trustee Expenses and CCO Compensation by the Funds under the Amended Agreement). All information (other than the estimated Trustee expenses and the CCO Compensation included in the pro forma "Other Expenses") is based on the Funds' most recent fiscal year ended on August 31, 2007.


      MONTEAGLE FIXED INCOME FUND
                                                                      Amended
                                                     Original        Agreement
                                                    Agreement       (Pro Forma)
                                                    ---------        -----------
      Management Fees                                 0.97%            0.97%
      Distribution (12b-1) Fees                        none             none
      Other Expenses                                  0.03%            0.05%
                                                      -----            -----
      Total Annual Fund Operating Expenses            1.00%            1.02%
                                                      =====            =====

      EXAMPLE FOR THE MONTEAGLE FIXED INCOME FUND

                                                     1 Year    3 Years    5 Years    10 Years
                                                     ------    -------    -------    --------
      Original Agreement                              $102       $318       $552      $1,225
      Amended Agreement (Pro Forma)                   $104       $325       $563      $1,248


      MONTEAGLE LARGE CAP GROWTH FUND
                                                                      Amended
                                                     Original        Agreement
                                                    Agreement       (Pro Forma)
                                                    ---------        -----------
      Management Fees                                 1.19%            1.19%
      Distribution (12b-1) Fees                        none             none
      Other Expenses                                  0.02%            0.04%
                                                      -----            -----
      Total Annual Fund Operating Expenses            1.21%            1.23%
                                                      =====            =====


      EXAMPLE FOR THE MONTEAGLE LARGE CAP GROWTH FUND

                                                     1 Year    3 Years    5 Years    10 Years
                                                     ------    -------    -------    --------
      Original Agreement                              $123       $384       $665      $1,466
      Amended Agreement (Pro Forma)                   $125       $390       $676      $1,489


      MONTEAGLE VALUE FUND

                                                                      Amended
                                                     Original        Agreement
                                                    Agreement       (Pro Forma)
                                                    ---------        -----------
      Management Fees                                 1.20%            1.20%
      Distribution (12b-1) Fees                        none             none
      Other Expenses                                  0.02%            0.05%
                                                      -----            -----
      Total Annual Fund Operating Expenses            1.22%            1.25%
                                                      =====            =====


      EXAMPLE FOR THE MONTEAGLE VALUE FUND

                                                     1 Year    3 Years    5 Years    10 Years
                                                     ------    -------    -------    --------
      Original Agreement                              $124       $387       $670      $1,477
      Amended Agreement (Pro Forma)                   $127       $397       $686      $1,511



      MONTEAGLE QUALITY GROWTH FUND

                                                                      Amended
                                                     Original        Agreement
                                                    Agreement       (Pro Forma)
                                                    ---------        -----------
      Management Fees                                 1.20%            1.20%
      Distribution (12b-1) Fees                        none             none


                                       6

      Other Expenses                                  0.03%            0.07%
                                                      -----            -----
      Total Annual Fund Operating Expenses            1.23%            1.27%
                                                      =====            =====


      EXAMPLE FOR THE MONTEAGLE QUALITY GROWTH FUND

                                                     1 Year    3 Years    5 Years    10 Years
                                                     ------    -------    -------    --------
      Original Agreement                              $125       $390       $676      $1,489
      Amended Agreement (Pro Forma)                   $129       $403       $697      $1,534



      MONTEAGLE SELECT VALUE FUND

                                                                      Amended
                                                     Original        Agreement
                                                    Agreement       (Pro Forma)
                                                    ---------        -----------
      Management Fees                                 1.20%            1.20%
      Distribution (12b-1) Fees                        none             none
      Other Expenses                                  0.02%            0.07%
                                                      -----            -----
      Total Annual Fund Operating Expenses            1.22%            1.27%
                                                      =====            =====


      EXAMPLE FOR THE MONTEAGLE SELECT VALUE FUND


                                                     1 Year    3 Years    5 Years    10 Years
                                                     ------    -------    -------    --------
      Original Agreement                              $124       $387       $670      $1,477
      Amended Agreement (Pro Forma)                   $129       $403       $697      $1,534


      COMPENSATION. The provisions of the Original Agreement and the Amended Agreement regarding compensation are identical. Under the Original Agreement and the Amended Agreement, the Advisers receive compensation from each Fund at an annual rate as follows:

---------------------------------------------------------------------------------------------------
                                                              ANNUAL FEE RATE AS A % OF THE FUND'S
             ADVISER                    FUND                          AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                 First $25 Million      .965 %
       Nashville Capital              Monteagle                  Next $25 Million       .965 %
          Corporation             Fixed Income Fund              Next $50 Million       .845 %
                                                                 Over $100 Million      .775 %
---------------------------------------------------------------------------------------------------
                                                                 First $25 Million      1.20 %
        Nashville Capital              Monteagle                 Next $25 Million       1.15 %
          Corporation           Large Cap Growth Fund            Next $50 Million       .975 %
                                                                 Over $100 Million      .875 %
---------------------------------------------------------------------------------------------------
                                                                 First $25 Million      1.20 %
       Nashville Capital              Monteagle                  Next $25 Million       1.15 %
          Corporation                Value Fund                  Next $50 Million       .975 %
                                                                 Over $100 Million      .875 %
---------------------------------------------------------------------------------------------------
                                                                 First $25 Million      1.20 %
                                      Monteagle                  Next $25 Million       1.15 %
      Parkway Advisors, L.P.      Quality Growth Fund            Next $50 Million       .975 %
                                                                 Over $100 Million      .875 %
---------------------------------------------------------------------------------------------------
                                                                 First $25 Million      1.20 %
                                      Monteagle                  Next $25 Million       1.15 %
      Parkway Advisors, L.P.      Select Value Fund              Next $50 Million       .975 %
                                                                 Over $100 Million      .875 %
---------------------------------------------------------------------------------------------------

                                       7

      DURATION AND TERMINATION OF THE AGREEMENT. The Original Agreement was in effect for an initial two-year term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the Amended Agreement, it will take effect with respect to that Fund immediately upon approval and expire two years from that date, unless continued. The Amended Agreement may be continued for successive one-year periods thereafter if approved at least annually in the manner required by the 1940 Act.

      The Original Agreement and the Amended Agreement each provides that the Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days' written notice to the other party. Each Fund may effect termination by action of the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), accompanied by appropriate notice.

      LIABILITY OF THE ADVISER. The Original Agreement the Amended Agreement each provide that the Advisers shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the Agreement does not protect the Advisers against any liability to the Trust to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties, or by reason of reckless disregard of their obligations and duties under the Agreement.

BOARD CONSIDERATIONS OF THE AMENDED AGREEMENT

      At a meeting held on October 30, 2007, the Board, including a majority of the Independent Trustees, unanimously approved the Amended Agreement, and recommends that shareholders of each Fund approve the Amended Agreement.

      In connection with the October 30, 2007 meeting, the Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received information describing the services to be provided by the Advisers, including information about (i) the nature, extent and quality of services to be provided by the Advisers; (ii) the investment performance of each Fund measured against appropriate benchmarks; and (iii) general information about the Advisers. The Independent Trustees were advised by experienced independent counsel throughout their deliberations.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed the functions performed by the Advisers and their personnel and the Advisers' investment and compliance oversight process for each Fund. The Board also considered information concerning the Advisers' financial condition and the quality of services provided - including their review and coordination with and of sub-advisers of applicable Funds. Representatives of the Advisers and each sub-adviser were present at the Board meeting to discuss Fund operations and performance. The Board also reviewed information on the performance of each Fund, along with the performance information of a relevant securities index and a group of peer funds. The Board noted that the performance of each Fund was reasonable in relation to its benchmark and peer group. Based on the information provided and the Board's previous experience with the Advisers, the Board concluded that the nature and extent of the services provided and to be provided by the Advisers were appropriate and that the quality was good.

      FEES AND EXPENSES. The Board considered the management fee rates proposed under the Amended Agreement. The Board noted that the fee rates after the Amended Agreement are identical to the fee rates under the Original Agreement; that the Original Agreement has a "universal fee" structure under which the Advisers receive a higher fee in exchange for the Advisers' agreement to pay all

Trust/Fund expenses not excepted out - that is, to be paid by the Trust/Funds, under the Agreement; that the proposed amendment adds to the expenses to be paid by the Trust/Funds; and that the added expenses to be paid by the Trust/Funds are items under the exclusive discretion of the Board. The Board reviewed each Fund's total expense ratio in relation those of comparable funds. The Board also reviewed information estimating the impact of the assumption of the Trustee Expenses and CCO Compensation by each Fund on its total expense ratio and noted that it is estimated to be between 0.02% and 0.05% of each Fund's average net assets. The Board noted that the fee charged by the Adviser for each Fund was competitive and below the average for similar funds. The Board concluded that the management fee (including excepted expenses) was reasonable and appropriate in amount given the quality of services provided.

      PROFITABILITY. The Board considered information regarding the costs of services provided and profitability of the Advisers with respect to their fees received under the Original Agreement. The Board concluded that the profits realized by the Advisers were not unreasonable.

      ECONOMIES OF SCALE. As part of its review of the Amended Agreement, the Board considered whether there will be economies of scale with respect to the management of the Funds and whether each Fund will benefit from any economies of scale. The Board noted the presence of breakpoints in the management fees that will provide shareholders with the benefit of lower expenses at higher asset levels. The Board concluded that, given the nature and size of the Funds and the costs of the Advisers in providing portfolio management services, the management fee reflects an appropriate level of sharing of any economies of scale.

      OTHER BENEFITS TO THE ADVISERS. The Board noted that the Advisers have indicated that the Advisers do not believe they receive any fall-out benefits as a result of its relationship with the Funds. The Board also considered that the Advisers do not enter into any soft-dollar arrangements on behalf of the Funds.

      Based on all of the information considered, the Board, including the Independent Trustees, concluded that the terms of the Amended Agreement are fair and reasonable and that the Amended Agreement is in the best interests of each Fund and its shareholders, and unanimously voted to approve the Amended Agreement on behalf of each Fund.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED AGREEMENT FOR YOUR FUND.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

      GENERAL. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting of Shareholders. The Meeting will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed proxy voting form are being mailed to shareholders on or about December 14, 2007.

      Only shareholders of record of the Funds as of the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

      As of the Record Date, the Monteagle Fixed Income Fund had [1,682,343.957] shares outstanding; [insert 5% shareholders] owned of record [5.13]% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Fixed Income Fund's outstanding shares on the record date.

      As of the Record Date, the Monteagle Large Cap Growth Fund had [1,682,343.957] shares outstanding; [insert 5% shareholders] owned of record [5.13]% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Large Cap Growth Fund's outstanding shares on the record date.

      As of the Record Date, the Monteagle Value Fund had [1,682,343.957] shares outstanding; [insert 5% shareholders] owned of record [5.13]% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Value Fund's outstanding shares on the record date.

      As of the Record Date, the Monteagle Quality Growth Fund had [1,682,343.957] shares outstanding; [insert 5% shareholders] owned of record [5.13]% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Quality Growth Fund's outstanding shares on the record date.

      As of the Record Date, the Monteagle Select Value Fund had [1,682,343.957] shares outstanding; [insert 5% shareholders] owned of record [5.13]% of the Fund's outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the Monteagle Select Value Fund's outstanding shares on the record date.

      INVESTMENT ADVISERS. Nashville Capital Corporation ("Nashville Capital") oversees the management of the portfolio and manages the business affairs of the Monteagle Fixed Income Fund, the Monteagle Large Cap Growth Fund and the Monteagle Value Fund. Nashville Capital is located at 209 10th Avenue South,
Suite 332, Nashville, TN 37203. Nashville Capital is a registered investment adviser and, as of November 1, 2007, Larry C. Catlett (40%), Larry C. and Sydney
E. Catlett (25%), Sydney E. Catlett (10%) and Alec Dryden (25%) own or owned more than 10% of Nashville Capital. Nashville Capital was founded in 1988 and currently has approximately $150 million in assets under advisement or management as of November 1, 2007. Nashville Capital does not act as an investment adviser to any other funds having an investment objective similar to the Funds.

      Parkway Advisors, L.P. ("Parkway") oversees the management of the portfolio and manages the business affairs of the Monteagle Quality Growth Fund and the Monteagle Select Value Fund. Parkway is a registered investment adviser and, as of November 1, 2007, Directors Investment Group through its subsidiaries (Parkway Advisors Group, Inc. and Parkway Advisors Holdings, Inc.) owned more than 10% of Parkway. Parkway, Directors Investment Group, Parkway Advisors Group, Inc. and Parkway Advisors Holdings, Inc. are located at 6550 Directors Parkway, Abilene, Texas 79606. Parkway was founded in 2001 and has over $620 million in assets under management as of November 1, 2007. Parkway does not act as an investment adviser to any other funds having an investment objective similar to the Funds.

      PRINCIPAL UNDERWRITER. Ultimus Fund Distributors, LLC is the principal underwriter for the Trust and agent for the distribution of the Fund's shares. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      ADMINISTRATOR. Ultimus Fund Solutions, LLC serves as fund accountant, transfer agent and Administrator for the Fund. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      CUSTODIAN. State Street Bank & Trust Company serves as custodian for the Trust.

      EXPENSES. The costs of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the Meeting, will be paid by the Advisers. The total costs are estimated to be $1,200.

      REQUIRED VOTE AND QUORUM. Approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

      A quorum to conduct business consists of a majority of the shares entitled
to  vote  at  a  shareholder   meeting.   A  lesser  number  is  sufficient  for
adjournments.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a "no" vote.

      REVOCATION OF PROXIES AND VOTING INSTRUCTIONS. Proxies may be revoked at any time before they are voted by a written revocation received by the Assistant Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      PROPOSAL OF SHAREHOLDERS. The Funds do not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting of a Fund should send their written proposal to the Assistant Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

      OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

      THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE TRUST AT 225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUNDS TO REQUEST ADDITIONAL SETS.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
                                         ---
      Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

By order of the Board,

/s/ PAUL B. ORDONIO

Paul B. Ordonio, Esq.
Secretary

                                                                       EXHIBIT A

                                [GRAPHIC OMITTED]
                                 MONTEAGLE FUNDS

                                 MONTEAGLE FUNDS
                              MANAGEMENT AGREEMENT
                          (as amended, _________, 2008)


      AGREEMENT made as of the _____, 2008, by and between Monteagle Funds, formerly Memorial Funds (the "Trust"), a Delaware business trust with their principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606; Parkway Advisors, L.P. ("Parkway"), a Texas Partnership, with their principal office and place of business at 6550 Director's Parkway, Abilene, Texas 79608; and Nashville Capital Corporation ("Nashville"), a Tennessee corporation, with their principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 - collectively Parkway and Nashville shall be referred to herein as the "Advisers").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue their shares of beneficial interest, no par value (the "Shares"), in separate series; and

      WHEREAS, the Advisers are authorized to act as an investment advisers under the Investment Advisers Act of 1940, and engage in the business of asset management and the provision of certain other administrative and recordkeeping services in connection therewith; and

      WHEREAS, the Trust desires that the Advisers perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Advisers are willing to provide those services on the terms and conditions set forth in this Agreement; and

      WHEREAS, the Trust wishes to engage Advisers, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Funds set forth in Appendix A attached to this Agreement, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Advisers wishes to accept such engagement; and

      WHEREAS, the Trust and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Trusts;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Advisers hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Trust hereby employs Advisers, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each respective Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Advisers accept their employment and agrees to render their services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Advisers copies of: (i) the Trust's Trust Instrument (as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document (if any) adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Advisers with all amendments of or supplements to the foregoing. The Trust shall deliver to the Advisers: (x) a copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Advisers and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Advisers shall reasonably request to enable them to perform their duties pursuant to this Agreement.

      (c) The Advisers have each delivered to the Trust (i) a copy of their Form ADV as most recently filed with the SEC and (ii) a copy of their code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Advisers shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST

      (a) The Trust will pay to Advisers on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund(s) as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund(s) as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      (b) The Trust will, from time to time, furnish or otherwise make available to Advisers such information relating to the business and affairs of the Fund(s) as Advisers may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Advisers, and assist the Advisers as may be required.

SECTION 3. DUTIES OF THE ADVISERS

      (a) The Advisers shall make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Advisers will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. To carry out such decisions, the Advisers are hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Advisers are authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Advisers may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Advisers may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Advisers or their affiliates. Whenever the Advisers simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Advisers, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Advisers will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Advisers, and on their own initiative, will furnish the Board from time to time with such information as the Advisers may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Advisers will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Advisers may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Advisers will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Advisers will from time to time employ or associate with such persons as the Advisers believes to be particularly fitted to assist in the execution of the Advisers' duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

      (d) The Advisers will report to the Board all material matters. On an annual basis, the Advisers shall report on their compliance with their Code to the Board and upon the written request of the Trust, the Advisers shall permit the Trust, or their representatives to examine the reports required to be made to the Advisers under the Code. The Advisers will notify the Trust of any change of control of the Advisers and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Advisers, in each case prior to or promptly after such change.

      (e) The Advisers will maintain records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The

Advisers shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Advisers pursuant to this Agreement required to be prepared and maintained by the Advisers or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Advisers shall be the property of the Trust. The Trust, or their representatives, shall have access to such books and records at all times during the Advisers' normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Advisers to the Trust or their representatives.

      (f) The Advisers will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Advisers will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Advisers are responsible for assisting in the fair valuation of all Fund assets and will use their reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Advisers for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Advisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) The Advisers shall have no duties or obligations pursuant to this Agreement (other than the continuation of their preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of their investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      (j) The Trust hereby retains Advisers to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Funds(s) (collectively, the "Services"):

            (1) accounting services and functions, including costs and expenses of any independent public accountants;

            (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

            (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts);

            (4) custodian and depository services and functions;

            (5) distribution, marketing, and/or underwriting services;

            (6) independent pricing services;

            (7) preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

            (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Advisers under this Agreement between the Trust and Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of Advisers;

            (9)  Shareholder  and  Board  of  Trustee  communication   services,
      including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

            (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      (k) Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Advisers will not be responsible for any of the following:

            (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

            (2) the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

            (3)  the  taxes,  including  franchise,   income,  issue,  transfer,
      business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

            (4) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s); and

            (5) any other extraordinary expense of the Trust or Fund(s).

         (l) Advisers assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. COMPENSATION; EXPENSES

      (a) In consideration of the foregoing, the Trust shall pay the Advisers, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Advisers such compensation as shall be payable prior to the effective date of termination.

      (b) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of their investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

      (c) The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Advisers;
(iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) costs of travel for non-interested Trustees; (vii) costs associated with seminars, conventions or trade education for non-interested Trustees;
(viii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer's services for the Trust attributable to the Funds managed by the Adviser; and (ix) any extraordinary Trust expenses.

      (d) The Advisers shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust's expenses, including:
(i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing, legal and compliance expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage;
(xiii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xiv) costs associated with the preparation of materials for Board, Board committee, and other corporate meetings, except for those expenses assumed by the Trust in Section 4(c) of this Agreement; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; (xvii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer's services for the Trust attributable to the Funds managed by the

Adviser; and (xviii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. STANDARD OF CARE

      (a) The Trust shall expect of both Advisers, and the Advisers will give the Trust the benefit of, the Advisers' best judgment and efforts in rendering their services to the Trust. The Advisers shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Advisers against any liability to the Trust or to the Trust's security holders to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisers' duties hereunder, or by reason of the Advisers' reckless disregard of their obligations and duties hereunder.

      (b) The Advisers shall not be responsible or liable for any failure or delay in performance of their obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond their reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Advisers' employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of their effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Advisers may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Advisers or (ii) by the Advisers on sixty (60) days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISERS

      Except to the extent necessary to perform their obligations hereunder, nothing herein shall be deemed to limit or restrict the Advisers' right, or the right of any of the Advisers' officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF ADVISERS

      The Advisers collectively and separately represent and warrant to the Trust that:

      (a) It is either registered as an Investment Adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

      (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

      (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

      (d) It will promptly notify the Trust of the occurrence of any event that would disqualify the Advisers from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. SUBADVISERS

      At their own expense, the Advisers may carry out any of their obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadvisers' employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Advisers shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadvisers and except with respect to matters as to which the Advisers assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Advisers agree that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund(s) to which the Advisers' rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

      (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Advisers and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of either Adviser shall be liable at law or in equity for the Advisers' obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

TRUST                                     ADVISERS

MONTEAGLE FUNDS                           PARKWAY ADVISORS, L.P.


By:  _______________________              By:  ___________________________
Its:                                           Carl C. Peterson, President


                                          NASHVILLE CAPITAL
                                          CORPORATION


                                           By: _________________________
                                               Larry Catlett, President

                                 MONTEAGLE FUNDS
                              MANAGEMENT AGREEMENT

                                   APPENDIX A
                                   ----------

--------------------------------------------------------------------------------------------------------------
                                                                        ANNUAL FEE RATE AS A % OF THE FUNDS
               Adviser                            Fund                  OF THE TRUST - NET ASSETS OF THE FUND
--------------------------------------------------------------------------------------------------------------
        Parkway Advisors, LP                Select Value Fund                 First $25 Million   1.20 %
                                                                              Next $25 Million    1.15 %
                                                                              Next $50 Million    .975 %
                                                                              Over $100 Million   .875 %
--------------------------------------------------------------------------------------------------------------
                                                                              First $25 Million   1.20 %
                                                                              Next $25 Million    1.15 %
        Parkway Advisors, LP               Quality Growth Fund                Next $50 Million    .975 %
                                                                              Over $100 Million   .875 %
--------------------------------------------------------------------------------------------------------------
                                                                              First $25 Million   1.20 %
                                                                              Next $25 Million    1.15 %
    Nashville Capital Corporation         Large-Cap Growth Fund               Next $50 Million    .975 %
                                                                              Over $100 Million   .875 %
--------------------------------------------------------------------------------------------------------------
                                                                              First $25 Million   1.20 %
                                                                              Next $25 Million    1.15 %
    Nashville Capital Corporation              Value Fund                     Next $50 Million    .975 %
                                                                              Over $100 Million   .875 %
--------------------------------------------------------------------------------------------------------------
                                                                              First $25 Million   .965 %
                                                                              Next $25 Million    .965 %
    Nashville Capital Corporation           Fixed Income Fund                 Next $50 Million    .845 %
                                                                              Over $100 Million   .775 %
--------------------------------------------------------------------------------------------------------------

TRUST                                     ADVISERS

MONTEAGLE FUNDS                           PARKWAY ADVISORS, L.P.


By:  _______________________              By:  ___________________________
Its:                                           Carl C. Peterson, President


                                          NASHVILLE CAPITAL
                                          CORPORATION


                                           By: _________________________
                                               Larry Catlett, President

                                      PROXY

                         MONTEAGLE LARGE CAP GROWTH FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
            FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2008

      A Special Meeting of Shareholders will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. At the Meeting, you will be asked to vote on the proposal described in the enclosed proxy statement. The undersigned hereby appoints John F. Splain, and Tina H. Bloom, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on January 11, 2008, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                        Date:
                             -----------------------------------------

                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.

                        ----------------------------------------------

                        ----------------------------------------------

                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


PLEASE FILL IN ONE OF THE BOXES BELOW WITH AN "X" TO SPECIFY YOUR VOTE.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    PROPOSAL:                                              FOR       AGAINST    ABSTAIN
    Approval of the amended management agreement           [ ]         [ ]        [ ]
    between Monteagle Funds and Nashville Capital
    Corporation on behalf of the Monteagle Large Cap
    Growth Fund

                                      PROXY

                              MONTEAGLE VALUE FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
            FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2008

      A Special Meeting of Shareholders will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. At the Meeting, you will be asked to vote on the proposal described in the enclosed proxy statement. The undersigned hereby appoints John F. Splain, and Tina H. Bloom, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on January 11, 2008, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                        Date:
                             -----------------------------------------

                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.

                        ----------------------------------------------

                        ----------------------------------------------

                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


PLEASE FILL IN ONE OF THE BOXES BELOW WITH AN "X" TO SPECIFY YOUR VOTE.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    PROPOSAL:                                              FOR       AGAINST    ABSTAIN
    Approval of the amended management agreement           [ ]         [ ]        [ ]
    between Monteagle Funds and Nashville Capital
    Corporation on behalf of the Monteagle Value Fund

                                      PROXY

                           MONTEAGLE FIXED INCOME FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
            FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2008

      A Special Meeting of Shareholders will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. At the Meeting, you will be asked to vote on the proposal described in the enclosed proxy statement. The undersigned hereby appoints John F. Splain, and Tina H. Bloom, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on January 11, 2008, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


                        Date:
                             -----------------------------------------

                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.

                        ----------------------------------------------

                        ----------------------------------------------

                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


PLEASE FILL IN ONE OF THE BOXES BELOW WITH AN "X" TO SPECIFY YOUR VOTE.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    PROPOSAL:                                              FOR       AGAINST    ABSTAIN
    Approval of the amended management agreement           [ ]         [ ]        [ ]
    between Monteagle Funds and Nashville Capital
    Corporation on behalf of the Monteagle Fixed
    Income Fund

                                      PROXY

                          MONTEAGLE QUALITY GROWTH FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
            FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2008

      A Special Meeting of Shareholders will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. At the Meeting, you will be asked to vote on the proposal described in the enclosed proxy statement. The undersigned hereby appoints John F. Splain, and Tina H. Bloom, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on January 11, 2008, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                        Date:
                             -----------------------------------------

                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.

                        ----------------------------------------------

                        ----------------------------------------------

                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


PLEASE FILL IN ONE OF THE BOXES BELOW WITH AN "X" TO SPECIFY YOUR VOTE.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    PROPOSAL:                                              FOR       AGAINST    ABSTAIN
    Approval of the amended management agreement           [ ]         [ ]        [ ]
    between Monteagle Funds and Parkway Advisors,
    L.P. on behalf of the Monteagle Quality Growth Fund

                                      PROXY

                           MONTEAGLE SELECT VALUE FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
            FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 11, 2008

      A Special Meeting of Shareholders will be held at Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on January 11, 2008 at 9:00 a.m., Eastern time. At the Meeting, you will be asked to vote on the proposal described in the enclosed proxy statement. The undersigned hereby appoints John F. Splain, and Tina H. Bloom, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on January 11, 2008, or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

                        Date:
                             -----------------------------------------

                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.

                        ----------------------------------------------

                        ----------------------------------------------

                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.


PLEASE FILL IN ONE OF THE BOXES BELOW WITH AN "X" TO SPECIFY YOUR VOTE.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting.

    PROPOSAL:                                              FOR       AGAINST    ABSTAIN
    Approval of the amended management agreement           [ ]         [ ]        [ ]
    between Monteagle Funds and Parkway Advisors,
    L.P. on behalf of the Monteagle Select Value Fund